QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2004

PRESSURE BIOSCIENCES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

0-21615 (Commission File Number)	04-2652826 (I.R.S. Employer Identification No.)
375 West Street, West Bridgewater, MA (Address of Principal Executive Offices)	02379 (Zip Code)

(508) 580-1900
(Registrant's Telephone Number, Including Area Code)

BOSTON BIOMEDICA, INC.
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

        On September 14, 2004, Boston Biomedica, Inc. (the "Company") completed the sale of substantially all of the assets and selected liabilities of its BBI Diagnostics and BBI Biotech Divisions to SeraCare Life Sciences, Inc. of Oceanside, California ("SeraCare"), pursuant to an Asset Purchase Agreement between the Company, BBI Biotech Research Laboratories, Inc. ("BBI Biotech") and SeraCare dated April 16, 2004 (the "Asset Purchase Agreement"), for a purchase price of $30 million in cash of which $27.5 million was paid at the closing and the remaining $2.5 million was deposited in escrow pursuant to an escrow agreement expiring in March 2006. The purchase price is subject to increase or decrease on a dollar-for-dollar basis if the net asset value (as defined in the Asset Purchase Agreement) of the assets sold as of the closing date is greater or less than $8.5 million. The transaction was approved by the Company's stockholders at a special meeting of stockholders held on September 14, 2004.

        The assets sold included all accounts and notes receivable, contract rights, owned and leased real property, fixtures and equipment, inventory, intellectual property and books and records that relate to the BBI Diagnostics and BBI Biotech business units (such business units are referred to herein as the "BBI Core Businesses"). The assets sold include the owned real property located at 375 West Street, West Bridgewater, MA. The Company retained all of its assets not relating to the BBI Core Businesses, including: all assets relating to the Company's pressure cycling technology activities; intercompany receivables and payables; a $1.0 million loan receivable plus accrued interest from Richard T. Schumacher, the Company's Chief Executive Officer and a director; its passive stock ownership interest in Panacos Pharmaceuticals, Inc.; its 30% ownership interest in Source Scientific, LLC, a newly formed limited liability company which recently purchased substantially all of the assets of BBI's Source Scientific business unit; and all of its cash and cash equivalents.

        The terms of the transaction were determined by arms-length negotiations between the Company, BBI Biotech, and SeraCare. On April 16, 2004, William Blair & Company, LLC, an independent financial advisor, delivered its opinion that, as of that date, based upon and subject to the various considerations set forth in its opinion, the aggregate payment of $30 million for the assets and selected liabilities of the BBI Core Businesses, as it may be adjusted in accordance with the Asset Purchase Agreement, was fair, from a financial point of view, to the Company.

        In connection with the transactions contemplated by the Asset Purchase Agreement, at the stockholders meeting held on September 14, 2004, the Company's stockholders also approved an amendment to the Company's Restated Articles of Organization to change the Company's name to Pressure BioSciences, Inc. The Articles of Amendment to change the Company's name to Pressure BioSciences, Inc. became effective on September 14, 2004. In connection with the name change, effective on September 16, 2004, the Company also changed its trading symbol on the Nasdaq National Market to "PBIO".

        Following the closing of the sale to SeraCare, the Company's operations consist primarily of its pressure cycling technology (PCT) operations. Pursuant to a transition services agreement entered into between SeraCare and the Company at the closing, SeraCare has agreed to provide the Company with access to specified office space at the Company's former facilities located in West Bridgewater, MA and Gaithersburg, MD and the use of certain laboratory equipment in Gaithersburg, MD, each for a period of one year following the closing. The Company will also have limited access to the services of certain of SeraCare's employees for a period of one year following the closing.

        As previously announced, the Company intends to commence a tender offer to purchase up to 6,000,000 shares of its common stock at a price of $3.50 per share shortly following the completion of the sale to SeraCare. The Company expects to use up to $21.0 million of the after-tax net proceeds from the sale to SeraCare to purchase shares of its common stock tendered in the tender offer.

        The Company's press release announcing the above-described transactions is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Important Information Regarding Potential Tender Offer

        This Current Report on Form 8-K does not constitute an offer to buy or the solicitation of an offer to sell shares of common stock of the Company. The Company has not yet commenced the intended tender offer described herein. The Company intends to commence a tender offer in the coming weeks and such tender offer will only be made pursuant to an offer to purchase and other related materials filed with the SEC and which will be distributed to stockholders. You should read these documents if and when they become available because they will contain important information about the tender offer. You may obtain the offer to purchase and other relevant documents that are filed with the SEC when they are available on the SEC's website at www.sec.gov. Please contact the Company if you would like to receive the offer to purchase and other related documents at no charge if and when they become available. You may call the Company at (508) 580-1900 or write to the Company at: Pressure BioSciences, Inc., 375 West Street, West Bridgewater, MA 02379.

Forward Looking Statements

        Statements contained in this Current Report on Form 8-K regarding the Company's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements relating to: the amount of any adjustment to the purchase price received from the sale to SeraCare; the anticipated benefits and synergies of the transaction with SeraCare; the Company's expected use of the proceeds from the sale, including its intention to commence a tender offer following the closing of the sale to SeraCare on the terms described herein; the timing of the introduction of the commercial release of the Company's new bench top PCT instrument; and the Company's ability to successfully operate its remaining operations following the closing of the sale to SeraCare. These statements are based upon the Company's current expectations, forecasts, and assumptions that are subject to risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those indicated by these forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: the risks associated with acquisitions and dispositions; the risk that the timing and amount of the tender offer purchase price may differ from what is presently anticipated or that the tender may not be able to be completed at all due to unanticipated events or other circumstances beyond the Company's control, including unforeseen liabilities or contingencies reducing the amount of proceeds available for the tender offer; the Company's costs of completing the sale of its BBI Diagnostics and BBI Biotech business units may exceed management's estimates; the Company's ability to attract and retain qualified personnel; fluctuations in the Company's financial and operating results; uncertainties inherent in the development of new products, including the Company's new bench top PCT instrument, including technical risks, cost overruns and delays; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; changes in the Company's liquidity and capital resources; declines in the market price of the Company's common stock; changes in the capital markets; competition; general and industry-specific economic conditions; and the other risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, the Company's definitive proxy statement for its special meeting of stockholders held on September 14, 2004 and other reports filed by the Company from time to time with the SEC. The Company undertakes no obligation to update any of the information included in this Current Report on Form 8-K, except as otherwise required by law. Copies of these documents may be obtained by contacting the Company or the SEC at www.sec.gov.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective on September 14, 2004, concurrent with the closing of the sale of assets to SeraCare described in Item 2.01 above, Kevin W. Quinlan, the Company's President, Chief Operating Officer and Treasurer, resigned from all of such offices. On that same date, Mr. Richard T. Schumacher, the Company's Chief Executive Officer, was appointed to replace Mr. Quinlan as President and Treasurer of the Company. Mr. Quinlan and Mr. Schumacher each continue to serve as a director of the Company.

        Mr. Schumacher is the founder of the Company and has served as a director of the Company since 1978. He has most recently served as Chief Executive Officer of the Company since April 16, 2004, and previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003, he served as a consultant to the Company pursuant to a consulting agreement with the Company. He served as President of the Company from 1986 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

        As described above, on July 9, 2003, Mr. Schumacher agreed to accept an engagement with the Company as a consultant to advise the Company with respect to the strategic direction of the Company's PCT and BBI Source Scientific activities and the Company's ownership interest in Panacos Pharmaceuticals, Inc., effective June 30, 2003. As part of this engagement, Mr. Schumacher continued to reevaluate the ongoing business prospects for both the Company's Laboratory Instrumentation segment and PCT activities.

        On February 9, 2004, the Company announced it had extended Mr. Schumacher's consulting agreement until December 31, 2004. Under the terms of the consulting agreement, Mr. Schumacher served in an advisory role directing the Company's PCT and BBI Source Scientific activities, the Company's interest in Panacos Pharmaceuticals, Inc. and such other duties as the President or the Board of Directors of the Company assigned to him. In connection with his consulting agreement, Mr. Schumacher was being paid an annualized salary of $250,000. In addition to his salary and reimbursement for business related travel expenses, Mr. Schumacher was entitled to receive, in the discretion of the Company's Board of Directors, a bonus in an amount to be determined by the Board of Directors in recognition of the successful completion of his duties and responsibilities under the agreement, and he was also eligible to participate in the Company's health and medical insurance, disability insurance, group life insurance and group travel insurance, and 401(k) retirement plans. When Mr. Schumacher was reappointed as Chief Executive Officer of the Company on April 16, 2004, he continued to receive the same salary and benefits previously provided to him under the consulting agreement.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of the Businesses Acquired.    None.

(b)    Pro Forma Financial Statements

        Pro forma financial information reflecting the sale of the BBI Core Businesses begins on page 6 of this Current Report on Form 8-K.

(c)    Exhibits

Exhibit Number	Exhibit Description
2.1	Asset Purchase Agreement dated April 16, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc. (incorporated by reference from Exhibit 1 of the Company's Current Report on Form 8-K filed with the SEC on April 16, 2004).
2.2	Amendment No. 1 to Asset Purchase Agreement dated July 20, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc.
2.3	Extension Agreement dated August 6, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc.
99.1	Press Release dated September 15, 2004 announcing the disposition.

BOSTON BIOMEDICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

	Consolidated Boston Biomedica, Inc. as reported December 31, 2003	Less Adjusted BBI Diagnostics Excluding PCT Activities and Intercompany Sales from BBI Diagnostics to other BBI Entities	Less Adjusted BBI Biotech Research Laboratories, Inc. Excluding PCT Activities and Intercompany Sales from BBI Biotech to other BBI Entities	Pro Forma Adjustments and Reclassifications	Foot- note	Pro Forma Subtotal Corp., BBI BioSeq, BBI Source Scientific, and Source Scientific, LLC	Foot- Note	Adjusted Pro Forma Subtotal Corp., BBI BioSeq, BBI Source Scientific, and Source Scientific, LLC Note 8
REVENUE:
Products	$13,607,808	$11,927,122.00	$158,100.00	$103,477.00	1,5	$1,626,063.00		$102,396
Services	9,687,882	130,773	8,867,120	(22,361)	1,5	667,628		568,605

Total revenue	23,295,690	12,057,895	9,025,220	81,116		2,293,691		671,001

COSTS AND EXPENSES:
Cost of products	7,262,815	5,646,488	246,980	108,583	1,5	1,477,930		65,781
Cost of services	7,602,321	47,097	7,093,179	(285,096)	1,5	176,949		—
Research and development	1,816,273	287,402	245,067	150,830	1,5	1,434,634		1,267,864
Selling and marketing	3,282,538	2,731,271	19,141	(89,049)	5	443,077		411,504
General and administrative	4,345,643	1,534,362	1,583,149	884,429	2,3,6,7	2,112,561	7	1,484,208

Total operating costs and expenses	24,309,590	10,246,620	9,187,516	769,697		5,645,151		3,229,357

Operating income (loss)	(1,013,900)	1,811,275	(162,296)	(688,581)		(3,351,460)		(2,558,356)
Other operating credits and charges, net (Note 8)								(793,104)
Net Interest Expense (income)	271,892	232,539	4,808	—		34,545		34,545

Income (Loss) before income taxes	(1,285,792)	1,578,736	(167,104)	(688,581)		(3,386,005)		(3,386,005)
Benefit from (Provision for) income taxes	(3,430)	(601,819)	67,299	(249,258)	4	281,831		281,831

Net income (loss) FROM CONTINUING OPERATIONS*	$(1,289,222)	$976,917	$(99,805)	$(937,839)		$(3,104,174)	*	$(3,104,174)

*EXCLUDES $135,000 GAIN FROM DISCONTINUED OPERATIONS—CLINICAL LABORATORY SEGMENT.
Net loss per share, basic & diluted, from continuing operations	$(0.19)					$(0.46)		$(0.46)
Number of shares used to calculate net loss per share, basic and diluted	6,810,660					6,810,660		6,810,660

1.
PCT related sales (and associated expenses) to third party entities made by the various entities being sold, and reclassifications.

2.
Add back allocated corporate overhead which is included in the results of operations for BBI Diagnostics and BBI Biotech Research Laboratories, Inc.

3.
Deduct certain corporate overhead properly assignable to BBI Diagnostics for General Manager, Human Resource and Information Technology functions.

4.
Boston Biomedica, Inc. consolidated results of operations reflect the establishment of a full valuation allowance for deferred tax assets.

5.
Add back: intercompany sales made by BBI BioSeq to other BBI entities not already eliminated in Note 1 above which would now be considered "third party sales" instead of intercompany sales.

6.
Add back allocated corporate overhead that is included in the results of operations for BBI Source Scientific.

7.
Pro Forma G & A expenses are based on allocations of actual expenses incurred by a much larger organization and accordingly may not be indicative of a much smaller company .

8.
Reflects the net effect of Source Scientific, LLC operating loss of ($793,104) combined into one line item.

BOSTON BIOMEDICA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Consolidated Boston Biomedica, Inc. as Reported Six Months Ended June 30, 2004	Pro Forma Adjustments for Sale of of BBI Diagnostics and BBI Biotech Research Laboratories, Inc.	Pro Forma Boston Biomedica, Inc. Adjusted Six Months Ended June 30, 2004
REVENUE:
PCT Products	$10,556		$10,556
Grant Revenues	225,536		225,536

Total revenue	236,092		236,092

COSTS AND EXPENSES:
Cost of products	35,019		35,019
Research and development	432,771		432,771
Selling and marketing	125,880		125,880
General and administrative	622,000		622,000

Total operating costs and expenses	1,215,670		1,215,670

Operating loss from continuing operations	(979,578)		(979,578)
Other operating credits and (charges), net (Note 1)	(302,996)		(302,996)
Interest income	3,538		3,538
Interest expense	(50,970)		(50,970)

Loss from continuing operations before income taxes	(1,330,006)		(1,330,006)
Income tax benefit	244,036		244,036

Loss from continuing operations	(1,085,970)		(1,085,970)

Discontinued operations (Note 2)
Income from discontinued operations (net of taxes)	581,159	(581,159)	—
Net loss	$(504,811)		$(1,085,970)

Loss per share from continuing operations, basic & diluted	$(0.16)		$(0.16)
Income per share from discontinued operations, basic & diluted	$0.09		$—

Net loss per share, basic & diluted	$(0.07)		$(0.16)

Weighted average number of shares used to calculate income (loss) per share basic and diluted	6,836,337		6,836,337

BOSTON BIOMEDICA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Consolidated Boston Biomedica, Inc. as Reported June 30, 2004	Pro Forma Adjustments for Sale of BBI Diagnostics and BBI Biotech Research Laboratories,	Pro Forma Boston Biomedica, Inc. Adjusted June 30, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents (Note 1)	$425,984	$27,500,000	$27,925,984
Marketable securities	3,827		3,827
Accounts receivable, net of allowances of $250 and $0, respectively	31,097		31,097
Inventories	282,112		282,112
Prepaid expenses and other current assets	52,461		52,461
Restricted cash	33,049		33,049
Assets held for sale (Note 2)	13,944,887	(13,944,887)	—

Total current assets	14,773,417		28,328,530

Property and equipment, net	64,937		64,937
OTHER ASSETS:
Acquired PCT patent costs, net	498,506		498,506
Restricted cash—amount held in escrow (Note 3)		2,500,000	2,500,000
Assets transferred under contractual arrangements (Note 4)	1,257,613		1,257,613
Deferred costs (Note 5)	556,985	(410,000)	146,985
Other long-term assets	9,178		9,178

Total other assets	2,322,282		4,412,282

TOTAL ASSETS	$17,160,636		$32,805,749

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable (Note 6)	$359,337	$6,500,000	$6,859,337
Accrued employee compensation	163,553		163,553
Other accrued expenses	310,712		310,712
Liabilities from discontinued operations (Note 7)	57,894		57,894
Line of Credit	523,897		523,897
Liabilities held for sale (Note 8)	5,312,012	(5,312,012)	—
Deferred revenue and other current liabilities	2,700		2,700

Total current liabilities	6,730,105		7,918,093

LONG-TERM LIABILITIES:
Liabilities from discontinued operations (Note 7)	95,000		95,000
Liabilities transferred under contractual arrangements (Note 9)	360,800		360,800
Other liabilities	—		—

Total long-term liabilities	455,800		455,800

Total Liabilities	7,185,905		8,373,893

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value; 20,000,000 shares authorized; 6,836,337 issued and outstanding 6/30/04	68,536		68,536
Loan receivable from Director and CEO	(1,000,000)		(1,000,000)
Additional paid-in capital	21,952,307		21,952,307
Accumulated (deficit) earnings (Note 10)	(11,046,112)	14,457,125	3,411,013

	9,974,731		24,431,856

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$17,160,636		$32,805,749

Note 1.	Adjustment to record the cash consideration of $30M for the sale of assets and liabilities to SeraCare (including the $2.5M held in escrow)
Note 2.	Reflects the assets of BBI Diagnostics and BBI Biotech held for sale to SeraCare
Note 3.	Reflects $2.5M of the cash consideration held in escrow until March 2006
Note 4.	Reflects the assets of BBI Source Scientific transferred under contractual arrangement
Note 5.	Reflects expense of deferred SeraCare transaction costs
Note 6.	Reflects the costs of the SeraCare transaction
Note 7.	Reflects the costs of the 2002 sale of BBI Clinical Laboratories
Note 8.	Reflects the liabilities of BBI Diagnostics and BBI Biotech held for sale to SeraCare
Note 9.	Reflects the liabilities of BBI Source Scientific transferred under contractual arrangement
Note 10.	Reflects the estimated earnings of the sale of BBI Diagnostics and BBI Biotech to SeraCare

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 20, 2004	BOSTON BIOMEDICA, INC.
	By:	/s/ RICHARD T. SCHUMACHER Richard T. Schumacher, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1	Asset Purchase Agreement dated April 16, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc. (incorporated by reference from Exhibit 1 of the Company's Current Report on Form 8-K filed with the SEC on April 16, 2004).
2.2	Amendment No. 1 to Asset Purchase Agreement dated July 20, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc.
2.3	Extension Agreement dated August 6, 2004, by and between the Company, BBI Biotech Research Laboratories, Inc. and SeraCare Life Sciences, Inc.
99.1	Press Release dated September 15, 2004 announcing the disposition.

QuickLinks

BOSTON BIOMEDICA, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
BOSTON BIOMEDICA, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
SIGNATURE
EXHIBIT INDEX